                            STOCK PURCHASE AGREEMENT


      THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the ____ day of ________, 1998, by and between the investors identified on Appendix I to this Agreement (the "Schedule of Purchasers") (individually a "Purchaser" and collectively the "Purchasers") and Mission West Properties, a California corporation (the "Company").

                                    RECITALS

      WHEREAS, the Company intends to submit to its shareholders for approval: a $26,100,000 investment in the Company by a group of accredited investors (the "Ingalls & Snyder Private Placement"); an acquisition by the Company of the general partnership interest in four limited partnerships in which the limited partners will receive the right to exchange limited partner interests for Common Stock (the "Berg Acquisition"); the purchase and sale of shares (the "Shares") of common stock of the Company (the "Common Stock") pursuant to this Agreement; and the merger of the Company with and into Mission West Properties, Inc., a Maryland corporation ("Mission West-Maryland") which will elect to become a Real Estate Investment Trust (the "Reincorporation Merger"), (collectively the "Proposed Transactions");

      WHEREAS, the Company intends to file a Registration Statement on Form S-4 (the "Registration Statement") to register shares of Common Stock and other securities to be issued by Mission West-Maryland in exchange for securities of the Company pursuant to the Securities Act of 1933, as amended (the "Securities Act') and will deliver to the shareholders of the Company the proxy statement/prospectus included in such Registration Statement in connection with the special meeting of shareholders at which the shareholders will be asked to approve the purchase and sale of the Shares (the "Special Meeting"); and

      WHEREAS, subject to shareholder approval, the Purchasers wish to purchase from the Company, and the Company wishes to sell to the Purchasers, the Shares pursuant to the terms of the Agreement.

                                    AGREEMENT

      NOW, THEREFORE, the Purchasers and the Company agree as follows:

1.    AUTHORIZATION AND SALE OF COMMON STOCK.

1.1. AUTHORIZATION OF THE SHARES. The Board of Directors of the Company has approved and authorized the Shares for issuance.

1.2. SALE OF THE SHARES. Subject to the terms and conditions hereof, on the Closing Date (as defined in Section 2.1), the Company will issue and sell to each Purchaser, and each Purchaser agrees, severally, to purchase from the Company, the number of Shares of Common Stock specified opposite such Purchaser's name on the Schedule of Purchasers, as amended from time to time, at a purchase price of Four Dollars and Fifty Cents ($4.50) per share for the aggregate purchase price or other consideration set forth opposite each such Purchaser's name on the Schedule of Purchasers.

1.3. SEPARATE AGREEMENTS. The Company's agreement with each Purchaser is a separate agreement, and the sale of the shares of Common Stock to each Purchaser is a separate sale.

2.    CLOSING DATE; DELIVERY.

2.1. CLOSING DATE. Subject to shareholder approval, the closing of the purchase and sale of the Shares hereunder (the "Closing") with each of the Purchasers shall be held at the offices of the Company at 10050 Bandley Drive, Cupertino, California on the first business day immediately following the Special Meeting, or at such other time and place to which the Company and Purchasers of a majority of the Shares may agree upon orally or in writing (the "Closing Date").

2.2. DELIVERY. At the Closing, the Company will deliver to each Purchaser, a certificate representing the Shares to be purchased by such Purchaser from the Company (which shall be issued in such Purchaser's name as set forth on the Schedule of Purchasers) against payment of the applicable purchase price in immediately available funds by cashier's check or by wire transfer no later than the 5:00 p.m. on the Closing Date to the Company at Mellon Bank, Pittsburgh, Pennsylvania, ABA #043 000261, for credit to: Merrill Lynch, Account #101 1730; for further credit to: Mission West Properties, Account #291 07M35, or the Company's receipt of other consideration as set forth on the Schedule of Purchasers. Upon the consummation of the Reincorporation Merger and after the SEC has declared the Registration Statement effective, each of the Shares shall be exchanged automatically for one share of Common Stock of Mission West-Maryland in the manner described in the Registration Statement.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to each Purchaser that, subject to and except as set forth in a Schedule of Exceptions (the "Schedule of Exceptions") delivered to the Purchasers, specifically identifying the relevant subsections hereof:

3.1. ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on its business or properties.

3.2. SUBSIDIARIES. Other than Mission West Executive Aircraft Center, Inc. and MIT Realty, Inc. (the "Company Subsidiaries") which are wholly owned by the Company, the Company does not own or control, directly or indirectly, any interest in any other corporation, association, partnership or other business entity. As used in this Section 3, references to the Company include the Company Subsidiaries. The Company is not a participant in any joint venture, partnership, or similar arrangement.

3.3. CAPITALIZATION. The authorized capital stock of the Company as of the Closing Date will consist of Two Hundred Million (200,000,000) shares of Common Stock, of which 1,698,536 shares are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all applicable state and federal laws concerning the issuance of securities. The Company has reserved Five Million Five Hundred Thousand (5,500,000) shares of Common Stock for issuance under the Company's 1997 Stock Option Plan (the "Plan"), of which options to acquire 605,000 shares have been granted and are outstanding as of the date hereof. The Company has also reserved Five Million Eight Hundred Thousand (5,800,000) shares of Common Stock for issuance pursuant to the Ingalls & Snyder Private Placement and has reserved the Shares for issuance hereunder. Except for the foregoing, and the other securities to be issued in connection with the Proposed Transactions, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

3.4. AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, sale and issuance of the Shares pursuant hereto has been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered by the Company, will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.5. VALID ISSUANCE OF COMMON STOCK. The Shares that are being purchased by the Purchasers hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, and under applicable state and federal securities laws.

3.6. COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of the Amended and Restated Articles of Incorporation (the "Articles"), or Bylaws of the Company, nor is the Company in violation or default of any term of any contract, agreement, instrument, judgment, decree, order, statute, rule or regulation (collectively, "Instruments and Laws") to which the Company is subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company. The execution, delivery and performance of this Agreement, and the consummation of the transactions pursuant hereto, will not result in a violation of or be in conflict with the Articles or the Bylaws of the Company or constitute, with or without the passage of time and giving of notice, a material default under any such Instrument or Law, except where such violations or defaults, singularly or in the aggregate, would not have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Company, require any consent or waiver (which has not been obtained) under any such Instrument or Law, or result in the creation of any lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such Instrument or Law.

3.7. LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company.

3.8. GOVERNMENTAL CONSENT, ETC. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing (other than filing a proxy statement with the SEC with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

3.9. COMPANY SEC INFORMATION. As of their respective filing dates (except as thereafter amended) all documents that the Company has filed with the SEC ("Company SEC Documents") have complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and none of the Company SEC Documents has contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading except to the extent corrected by a subsequently filed Company SEC Document.

3.10. OFFERING. Subject in part to the truth and accuracy of each Purchaser's representations set forth in Section 4 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements under Section 5 of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

3.11. TITLE TO PROPERTY AND ASSETS. The Company owns its property and assets free and clear of all mortgages, loans, liens and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

3.12. TAX RETURNS AND PAYMENTS. The Company has filed all tax returns and reports as required by law. All such returns and reports are true and correct in all material respects. The Company has paid in full all taxes and other assessments due.

3.13. APPROVAL BY BOARD OF DIRECTORS. The Board of Directors of the Company has approved this Agreement and all of the transactions contemplated by this Agreement.

3.14. FINANCIAL STATEMENTS. The Company has delivered true and accurate copies of the Company's annual report on SEC Form 10-K for the fiscal years ended November 30, 1996 and December 31, 1997 to all Purchasers who have requested such information. The Company shall furnish copies of the Registration Statement to all Purchasers requesting the same prior to the Closing. All of the financial statements set forth in such SEC reports are in accordance with the books and records of the Company, have been prepared in conformity with generally accepted accounting principles consistently applied (except as described in the notes included therein), and fairly present the financial condition of the Company as of the dates thereof and the results of its operations for the periods then ended, subject, in the case of unaudited financial statements, to year-end adjustments.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

Each Purchaser severally represents and warrants to the Company as follows:

4.1 EXISTENCE AND POWER. Purchaser, if a corporation, partnership or limited liability company, is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the state under which it was organized, with full power and authority to enter into this Agreement and to perform its obligations under this Agreement.

4.2 AUTHORIZATION. Purchaser's execution, delivery and performance of this Agreement, and the consummation by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all requisite corporate, partnership or limited liability company action of the Purchaser.

4.3 BINDING EFFECT. This Agreement has been duly executed and delivered by Purchaser, and constitutes a valid and binding agreement of Purchaser.

4.4 CONSENTS AND APPROVALS; NO VIOLATION. Neither the execution and delivery of this Agreement by Purchaser nor the consummation by Purchaser of the transactions contemplated hereby will (a) conflict with or result in any breach of any provision of the articles of incorporation, bylaws, partnership agreement or operating agreement of Purchaser; (b) require any filing with, or the obtaining of any permit, authorization, consent or approval of, any court or governmental or regulatory authority; (c) to the best knowledge of Purchaser, result in a default (give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement, lease or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of its assets may be bound, except for defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained; or (d) to the best knowledge of Purchaser, violate any order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser; or any of its assets; PROVIDED, that the foregoing clauses (b), (c) and (d) shall not apply to requirements, defaults or violations which would not have a material adverse effect on the business, operations or financial condition of Purchaser.

4.5 BROKERS' FEES. No investment banker, broker, finder or other intermediary has been retained by or is authorized to act on behalf of Purchaser who might be entitled to any fee or commission from the Company upon consummation of the transactions contemplated by this Agreement.

4.6 SUITABILITY. Purchaser is an "accredited investor" or is represented by a "purchaser representative" as defined in Rule 501 of Regulation D promulgated under the Securities Act.

4.7 INVESTMENT. Purchaser is acquiring the number of Shares set forth opposite Purchaser's name on the Schedule of Purchasers for investment for Purchaser's own account and not with a view to, or for resale in connection with, any distribution of the Shares. Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the BONA FIDE nature of Purchaser's investment intent as expressed herein.

4.8 RULE 144. Purchaser acknowledges that, because they have not been registered under the Securities Act, the Shares constitute "restricted securities" as defined in Rule 144(a)(3) and must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the issuer, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of securities being sold during any three-month period not exceeding specified limitations (unless the securities satisfy the requirements of Rule 144(k)).

5. COVENANTS OF THE COMPANY.

5.1 INVESTIGATION. Upon reasonable notice, prior to the Closing Date the Company shall afford to Purchasers or to any of Purchaser's officers, employees, accountants, counsel and other authorized representatives full and complete access during normal business hours to its plants, properties, contracts, commitments, books and records (including, but not limited, to tax returns) and to the employees and accountants of the Company responsible for such matters, and shall use its reasonable best efforts to cause its representatives to furnish promptly to Purchasers such additional financial and operating data and other information as any Purchaser or its duly authorized representatives may from time to time reasonably request.

5.2 CONSENTS AND APPROVALS. Prior to the Closing Date, the Company shall use its best efforts to obtain the authorizations, consents, orders and approvals of federal, state and local regulatory bodies and officials, courts and other third parties that may be necessary for the performance of its obligations under this Agreement and the consummation of the transactions contemplated by this Agreement, and shall cooperate fully with each other in seeking promptly to obtain such authorizations, consents, orders and approvals as may be necessary for the performance of its obligations pursuant to this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER. Except to the extent expressly waived in writing by Purchaser, all obligations of Purchaser under this Agreement are subject to the fulfillment, at or before the Closing, of all of the following conditions:

6.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Each of the representations and warranties of the Company contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as though made on and as of such date.

6.2 PERFORMANCE. The Company shall have performed in all material respects its obligations to be performed on or prior to the Closing pursuant to this Agreement.

6.3 SHAREHOLDER APPROVAL. The shareholders of the Company shall have approved the purchase and sale of the Shares at the Special Meeting.

6.4 LISTING REQUIREMENTS. The Company shall have complied with all rules and requirements of the American Stock Exchange and the Pacific Exchange, and the Shares shall be listed with the American Stock Exchange and the Pacific Exchange, subject to shareholder approval of the purchase and sale of the Shares.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY. Except to the extent expressly waived in writing by the Company, the obligations of the Company set forth in this Agreement are subject to the fulfillment, at or before the

Closing, of all of the following conditions:

7.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Each of the representations and warranties of each Purchaser contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as though made on and as of such date.

7.2 PERFORMANCE. Each Purchaser shall have performed in all material respects each of the obligations of such Purchaser to be performed on or prior to the Closing pursuant to this Agreement.

8.    GENERAL.

8.1 SURVIVAL. The covenants, representations and warranties of the parties to this Agreement shall survive the Closing for a period of one year.

8.2 BINDING EFFECT; BENEFITS; ASSIGNMENT. All of the terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Company and Purchaser. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement except as expressly indicated in this Agreement. Neither the Company nor Purchaser shall assign any of their respective rights or obligations under this Agreement to any other person, firm or corporation without the prior written consent of the other party to this Agreement.

8.3 FURTHER ACTION. Each of the parties to this Agreement shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated in this Agreement or, at or after the Closing Date, to evidence the consummation of the transactions contemplated in this Agreement. Each of the parties to this Agreement shall take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to satisfy the conditions to this Agreement and to obtain in a timely manner all necessary waivers, consents, and approvals and to effect all necessary registrations and filings.

8.4 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California without regard to its principles governing conflicts of laws.

8.5 NOTICES. All notices, requests, demands and other communications to be given pursuant to the terms of this Agreement shall be in writing and shall be delivered personally, telecopied or sent by nationally recognized overnight delivery service, and shall be deemed given and effective when so delivered personally, telecopied or sent, as follows:

      (a)  If to Purchaser:

           At the address set forth in the Schedule of Purchasers.

      (b)  If to the Company:

           Mission West Properties
           10050 Bandley Drive
           Cupertino, California 95014
           Telecopier:  408/725-1626

           Attention:  Carl E. Berg

           with a copy to:

           Graham & James LLP
           600 Hansen Way
           Palo Alto, California 94304
           Telecopier:  650/856-3619
           Attention:  Alan B. Kalin

      Each Purchaser may change its address or telecopier number for purposes of this Agreement by prior written notice to the Company. The Company may change its address or telecopier number by prior written notice to the Purchasers.

8.6 COUNTERPARTS. This Agreement may be executed in counterparts and transmitted by facsimile, each of which when so executed and transmitted shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

8.7 EXPENSES. Purchasers and the Company shall pay their own respective expenses, costs and fees (including, without limitation, attorneys' and accountants' fees) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

8.8 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the Company and Purchasers with respect to the transactions contemplated by this Agreement, and supersedes all prior agreements, arrangements and understandings relating to the subject matter of this Agreement.

8.9 AMENDMENT AND WAIVER. This Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions of this Agreement may be waived, only by a written instrument executed by the Company and Purchasers who are record holders of or subscribers for a majority of the Shares subject to this Agreement, or, in the case of a waiver, by or on behalf of the party waiving compliance. The failure of any party at any time to require performance of any provision of this Agreement shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any such term, covenant, representation or warranty or any other term, covenant, representation or warranty set forth in this Agreement.

8.10 HEADINGS. The headings of the sections and paragraphs of this agreement have been inserted for convenience or reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Agreement.

8.11 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or assigns any rights (including third-party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement or (b) constitute the parties hereto as partners or as participants in a joint venture. This Agreement shall not provide third parties with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Agreement. No third party shall have any right, independent of any right that exists irrespective of this Agreement, under or granted by this Agreement, to bring any suit at law or equity for any matter governed by or subject to the provisions of this Agreement.

8.12 RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation or rule of construction providing that ambiguities in any agreement or other document will be construed against the party drafting such agreement or document.

8.13 SEVERABILITY. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

              [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

      IN WITNESS WHEREOF, the Company and each Purchaser has executed this Agreement as of the day and year first above written.

PURCHASER:


                                  (Print or type name of Purchaser)

                          By:
                                  (signature)

                          Name:
                                  (Print or type if signing on
                          Purchaser's behalf)

                          Title:
                                  (if applicable)


THE COMPANY:              MISSION WEST PROPERTIES


                          By:
                                  (signature)

                          Name:
                                  (print or type name)

                          Title:
                                  (if applicable)

                                  APPENDIX I

                             SCHEDULE OF PURCHASERS


NAME AND ADDRESS OF        NUMBER OF SHARES      PURCHASE PRICE/OTHER
PURCHASERS                                       CONSIDERATIONS


                                  SUBSCRIPTION
                              AND REGISTRATION FORM
                           FOR MISSION WEST PROPERTIES
                                  COMMON STOCK


I. PURCHASE OF COMMON STOCK

     A. By executing this Subscription and Registration Form for Mission West Properties Common Stock (the "Common Stock"), and the counterpart signature pages to the Stock Purchase Agreement (the "Purchase Agreement"), the undersigned hereby irrevocably agrees for the benefit of Mission West Properties, a California corporation (the "Company") (i) to purchase ______________ shares of the Common Stock of the Company, at a purchase price of $4.50 per share for a total purchase price of $_____________ (the "Purchase Price") and (ii) to tender the Purchase Price at the Closing (as that term is defined in the Purchase Agreement) by wire transfer no later than the 5:00 p.m., P.D.T., on ______ __, 1998 to Mellon Bank, Pittsburgh, Pennsylvania, ABA #043 000261, for credit to: Merrill Lynch, Account #101 1730; for further credit to: Mission West Properties, Account #291 07M35 or other appropriate consideration approved by the Company in advance.

     B. Unless the Company is instructed otherwise in writing by the undersigned, the Purchase Price will be returned promptly in the event that for any reason the purchase and sale of the Common Stock subscribed hereby is not consummated or in the event that the undersigned's subscription is rejected.

II. REGISTER COMMON STOCK AS FOLLOWS:

     A. Corporation, Trust, Other Organization or any other Fiduciary Capacity

          ______________________________________________________________________
          (Name of Corporation, Other Organization or Trustees)

          If Trust, date of Trust Instrument:___________________________________
          Tax ID Number:________________________________________________________

          Number of Shares:_____________________________________________________

     B. Individual, Joint Tenants, Tenants in Common, Community Property: (Type of Ownership)

          ______________________________________________________________________

          (First Name)   (Last Name)   (M.I.)       (Social Security No.)


          ______________________________________________________________________
          (First Name)   (Last Name)   (M.I.)       (Social Security No.)


          ______________________________________________________________________
          (First Name)   (Last Name)   (M.I.)       (Social Security No.)

          Number of Shares:_____________________________________________________

     (Joint tenancy with rights of survivorship will be presumed unless otherwise indicated.)

     C. Custodian for a Minor:

          Number of Shares:_____________________________________________________

          ______________________________________________________________________
          (Custodian's First Name) (Last Name)


          ______________________________________________________________________
           (Minor's First Name)    (Last Name)    (Minor's Social Security No.)


          ______________________________________________________________________
          Under the Uniform Gifts to Minor Act. (State of Residence of Minor)

          Number of Shares:_____________________________________________________


          ______________________________________________________________________
          (Custodian's First Name) (Last Name)


          ______________________________________________________________________
           (Minor's First Name)    (Last Name)    (Minor's Social Security No.)


          ______________________________________________________________________
          Under the Uniform Gifts to Minor Act. (State of Residence of Minor)


          Number of Shares:_____________________________________________________

          ______________________________________________________________________
          (Custodian's First Name) (Last Name)


          ______________________________________________________________________
           (Minor's First Name)    (Last Name)    (Minor's Social Security No.)


          ______________________________________________________________________
          Under the Uniform Gifts to Minor Act. (State of Residence of Minor)

III. SUBSCRIBER'S NAME AND ADDRESS:

          ______________________________________________________________________
          (Print or type name(s)

          ______________________________________________________________________
          (Street Address)

          ______________________________________________________________________
          (City, State, Country)

          ______________________________________________________________________
          (Telephone Number)       (Facsimile Number)

IV. ACKNOWLEDGEMENT AND ACCEPTANCE

     The undersigned purchaser(s) hereby acknowledge(s) receipt of the Company's Private Placement Memorandum and hereby subscribe(s) to purchase shares of Common Stock of the Company and deliver(s) the following documents to the Company: (a) a completed and signed Subscription and Registration
     Form for Mission West Properties Common Stock, (b) one counterpart signature page to the Purchase Agreement; (c) a completed Prospective Investor Questionnaire (for individual investors only) and (d) a signed Substitute IRS Form W-9.

      DATE:                         BY:
                                       (Signature)


      DATE:                         BY:
                                       (Signature)